UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 15th Floor, 15-01 New York NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 542 0028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2023, BIMI International Medical Inc. (the “Company”)’s wholly-owned subsidiary Phenix Bio Inc. (“Phenix”) entered into an agreement with Hao Mu Pte. Ltd., a Singapore company (“Hao Mu”) pursuant to which Phenix appointed Hao Mu as its exclusive distributor for its 17 herbal supplements in the Association of Southeast Asian Nations’ (ASEAN) 10 member countries. Hao Mu must make annual purchases of at least $5 million from Phenix in order to maintain its exclusive distributor status.

The parties also agreed to explore an opportunity where Phenix may acquire equity interests in Hao Mu if Hao Mu meets certain business, revenue and other criteria as mutually agreed upon by both parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

 Item 8.01 Other Events

On September 22, 2023, the Company issued a press release announcing the entry into a sales agency contract.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under Items 1.01 and 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered “forward-looking statements.” Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Registrant does not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. The factors discussed herein are expressed from time to time in the Registrant’s filings with the Securities and Exchange Commission available at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 22, 2023
10.4	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2023	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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